SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No.__)

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
    240.14a-12

--------------------------------------------------------------------------------

                       State Street Research Income Trust

    -------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    -------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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


Dear Shareholder:

         Enclosed are a proxy statement and an announcement of a special meeting of the State Street Research Strategic Growth & Income Fund shareholders concerning a proposed change in the Rule 12b-1 fees and a proposed change in the Fund's investment policies. These proposals are very important. The Fund's Trustees, who are appointed to safeguard shareholder interests, have reviewed these proposals and recommend that you approve them after you carefully study the enclosed material.

         The first proposal pertains to Rule 12b-1 fees. 12b-1 fees cover service and distribution costs for your Fund. The fees cover the costs to maintain shareholder accounts, as well as selling and marketing expenditures for the sale of Fund shares. You do not pay 12b-1 fees as a direct charge; rather the Fund pays 12b-1 fees out of its assets as an indirect charge to you.

         Many of State Street Research's peer mutual fund companies have the flexibility to ask their directors and trustees to increase 12b-1 fees up to a specified amount, when necessary. The enclosed proposal would provide the Trustees of the Fund with similar flexibility for the Fund's Class A shares. Please note, however, that if this proposal is approved, only a portion of the increase will be implemented initially and any further increase would only be decided after further review by the Fund's Trustees.

         The second proposal relates to changing the Fund's policies on diversification of investments. This proposal would permit the Fund to invest without limit in other State Street Research funds as well as unaffiliated funds. The enhanced ability to invest in other funds will provide the Fund with greater investment flexibility.

         I encourage you to carefully review the information that explains these proposals in detail. As a shareholder, your vote is important, and we hope that you will respond. By voting today, you can help the Fund avoid the cost of follow-up communications. And to make it easier for you to respond, we have enhanced our services to now provide you with the option of voting your proxy through the Internet, as well as by mail, touch tone phone or by speaking with a customer service representative. In the meantime, if you have any questions about these proposals, please call 1-800-562-0032.

         As always, we very much appreciate your support as a shareholder of State Street Research.

                                           Sincerely,

                                           /s/ Gerard P. Maus

                                           Gerard P. Maus
                                           Chairman of the Board,
                                           President and Chief Executive Officer

                               Questions & Answers

Q:  Proposal 1 involves a 12b-1 fee; what is a 12b-1 fee?

A: Mutual funds pay 12b-1 fees to cover service and distribution costs, including the costs to sell and market mutual funds and to maintain shareholder accounts.

Q: The proxy requests that the Trustees have the flexibility to increase 12b-1 fees in the future. What are the fees now and what is proposed?

A:  State Street Research Strategic Growth & Income Fund may currently pay up to
    0.25 of 1% (25 basis points) of the average daily net asset value represented by Class A shares for 12b-1 expenses. This proposal would allow the Fund the flexibility to increase the 12b-1 fee by an additional amount of up to 0.15 of 1% (15 basis points). If the proposal is approved, only
    0.05 of 1% (5 basis points) will be imposed initially and any further increase will be subject to Trustee approval.

Q:  Why are the Trustees recommending an initial increase?

A: When financial professionals sell mutual funds, they receive a one-time commission, as well as annual fees on assets that remain in the fund on an ongoing basis. 12b-1 fees cover these fees paid to financial professionals. In an increasingly competitive environment for the sale of fund shares, the Trustees have decided to recommend an initial increase in the 12b-1 fees, so that the Fund can meet the increasing costs of distribution.

Q: Why are the Trustees recommending a "yes" vote to add flexibility to increase fees?

A: Your Trustees reviewed this proposal with your interests in mind. They believe that additional fee increases may serve you well in the long term and that they should have the flexibility to increase those fees when they determine that an increase is in your interests. They recognize that all mutual funds are facing increased competition for the sale of shares of mutual funds and that ongoing sales of shares are important to a fund's success. Additional assets ultimately benefit shareholders, as investment managers have greater access to investment opportunities and the ability to trade securities more efficiently. Also, sales help to offset redemptions that occur naturally over time.

Q: In addition to Class A shareholders, why are Class B(1) and Class B shareholders being asked to vote on this 12b-1 fee increase on Class A shares?

A: The proposed change in 12b-1 fees only applies to Class A shares. There is no change being proposed in the level of 12b-1 fees to be paid by Class B or Class B(1) shareholders. However, if you are a Class B or Class B(1) shareholder, you are entitled to vote on the proposal because your shares will convert to Class A shares after you hold them for 8 years.

Q: Why does the Fund, in Proposal 2, want to change its policies on diversification of investments?

A: Under current policies, the Fund is limited as to how much it can invest in one company, including any one mutual fund. The change would give the Fund more flexibility to invest in other mutual funds and other companies.

Q:  What am I supposed to do with this material?

A: You should read the material and then vote. There are four easy ways to vote your proxy. The enclosed insert explains each of these methods.

Q:  What if I have questions?

A: If you have questions about the proposals themselves, call 1-800-562-0032. If you have questions about voting, call 1-877-392-4944.

           Important additional information about the proposal is set forth in the accompanying Proxy Statement. Please read it carefully.

                   STATE STREET STRATEGIC GROWTH & INCOME FUND

                                   A Series of
                       State Street Research Income Trust
                              One Financial Center
                           Boston, Massachusetts 02111

                            NOTICE OF SPECIAL MEETING
                                 OF SHAREHOLDERS
                          To Be Held On _________, 2000

         A Special Meeting of Shareholders ("Meeting") of State Street Strategic Growth & Income Fund (the "Fund"), a series of State Street Research Income Trust, a Massachusetts business trust (the "Trust"), will be held at the offices of the Trust, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 4:00 P.M. on _________, _________, 2000 for the following purposes:

         1. For Class A, Class B and Class B(1) shareholders, voting separately, of the Fund: To amend the current plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, to increase the amount that may be expended for the distribution of Class A shares.

         2. To amend the Fund's fundamental policy regarding diversification of investments.

         3. To consider and act upon any matter incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournments thereof.

         The matters referred to above may be acted upon at said Meeting and any adjournments thereof.

         The close of business on _________, 2000 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

         IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN _________, 2000. Instructions for shares held of record in the name of a nominee, such as a broker-dealer or trustee of an employee benefit plan, may be subject to earlier cut-off dates for receipt of such instructions established by such intermediaries to facilitate a timely response.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY FORM AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. CERTAIN SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET; PLEASE SEE PAGES 6, 7 AND 8 FOR DETAILS. IF YOU DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR PROXY.

                                                     By Order of the Trustees
                                                     FRANCIS J. McNAMARA, III
                                                     Secretary

_________, 2000
Date of Notice

                   STATE STREET STRATEGIC GROWTH & INCOME FUND

                                   A Series of
                       State Street Research Income Trust
                              One Financial Center
                           Boston, Massachusetts 02111

                                 PROXY STATEMENT

         The following table identifies each proposal set forth in the Notice of Special Meeting of Shareholders and the checkmark (|X|) indicates which class of the Fund's shareholders are being solicited to approve which proposal.

Proposal                   Class A      Class B      Class B(1)      Class C      Class S
--------                   -------      -------      ----------      -------      -------
1. Rule 12b-1 plan           |X|          |X|            |X|
2. Diversification of
    investments              |X|          |X|            |X|           |X|          |X|


         This Proxy Statement is furnished to the shareholders of State Street Strategic Growth & Income Fund (the "Fund") in connection with the solicitation of proxies by and on behalf of the Board of Trustees of State Street Research Income Trust (the "Trust") to be used at a Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the Trust's offices, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 4:00 P.M., on ________, 2000, and at any adjournments thereof.

         Shareholders of record of the Fund at the close of business on _________, 2000 (the "Record Date") are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. This Proxy Statement, Proxy form and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders on or about _________, 2000.

         Information on the total number of shares of each class of the Fund issued and outstanding as of the Record Date is set forth below. For each proposal, each share is entitled to one vote with a proportionate vote for each fractional share. Shareholders of the Fund will vote on all proposals, except for Proposal 1, where only Class A, Class B and Class B(1) shareholders will vote.

Class A    Class B    Class B(1)    Class C     Class S     Total

--------   --------   --------      --------    --------    --------

                            MANNER OF VOTING PROXIES

         If the enclosed Proxy form is properly executed and returned in time to be voted at the Meeting (either by returning the paper Proxy form or by submitting a proxy electronically by telephone or over the Internet), the shares represented thereby will be voted at the Meeting in accordance with the shareholder's instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Meeting or any adjournments thereof. The Board of Trustees for the Trust does not currently know of any matter to be considered at the Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

         Approval of Proposal 1 requires a vote of a majority of the outstanding voting securities of Class A, Class B and Class B(1) of the Fund, voting as separate classes. Approval of Proposal 2 requires a vote of a majority of the outstanding voting securities of the Fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a vote of a majority of the outstanding voting securities of the Fund or each of Class A, Class B and Class B(1) of a Fund means the vote of the lesser of: (a) 67% or more of the Fund or each of Class A, Class B and Class B(1) shares of the Fund, as the case may be, present at the meeting, if the holders of more than 50% of the Fund or the Fund's Class A, Class B and Class B(1) shares, respectively, are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund or each of Class A, Class B and Class B(1) of the Fund, as the case may be.

         The persons named as proxies may propose one or more adjournments of the Meeting without further notice to permit further solicitation of Proxies, provided such persons determine that an adjournment and additional solicitation are reasonable and in the interest of shareholders, after consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. A shareholder vote by class or for the whole Fund may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and such vote is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of the aggregate number of shares of the relevant class or classes of the Fund present on a given proposal at the Meeting in person or by proxy.

         For purposes of determining the presence of a quorum for transacting business at the Meeting and for determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Meeting, abstentions may, in the discretion of the Fund, be treated as present at the Meeting and entitled to vote on the matter, but which have not been voted. For this reason, abstentions could assist the Fund in obtaining a quorum but would have the same effect as a vote against a Proposal. Broker "non-votes" ordinarily will not be considered present and entitled to vote on a Proposal. The Fund reserves discretion to count broker "non-votes" as present based on specific instructions from a broker or nominee. Broker non-votes are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have, or choose not to exercise, discretionary power.

         A shareholder may vote:

         o    By telephone:
              -Through fully automated touch-tone voting or -Verbally, with a telephone representative;

         o    Over the Internet;

         o    By mail; or

         o    In person at the Meeting.

By Telephone

         There are two convenient methods to vote by using the telephone. (Please note, however, that these two telephone methods of voting are not available to shareholders whose shares are held by a broker or other intermediary on the shareholder's behalf.) If telephone voting is available for a shareholder's account, toll-free telephone numbers will be printed on the Proxy form. Prior to calling, the shareholder should read the Proxy Statement and have his or her Proxy form at hand.

         First, a shareholder may use the automated touch-tone voting method by calling the toll-free number for that method provided on the Proxy form. At the prompt, the shareholder enters the control number provided on the Proxy form, then follows the menu.

         Second, a separate toll-free number is provided on the Proxy form for shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the shareholder with the voting process. The representative will not be able to assist any shareholder with information that is not contained in the Proxy Statement, and the representative will not make recommendations on how to vote on any proposal. Telephone calls will be recorded.

         A written confirmation of the shareholder's telephone instructions will be mailed within 72 hours. The shareholder should immediately call 1-877-392-4944 toll-free between 9 A.M. and 6 P.M. Monday through Friday Boston time if no confirmation is received or if the shareholder's instructions have not been properly reflected.


Internet Voting

         To vote over the Internet, please log on to www.ssrfunds.com and click on the proxy voting button. Prior to logging on, the shareholder should read the Proxy Statement and have his or her Proxy form at hand. Enter the control number provided on the Proxy form, and follow the instructions on the screen. If a shareholder receives more than one Proxy form he or she may vote them during the same session. Each card has a different control number.

         A person submitting votes by telephone or over the Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing First Data Investor Services Group, Inc. ("FDISG"), a proxy solicitation firm, and its agents, to execute a proxy to vote the shareholder's shares at the Meeting as the shareholder has indicated.

         Shareholders voting their Proxies by either telephone method or over the Internet should not return their Proxy forms by mail.

By Mail

         To vote by mail, the shareholder should date and sign the Proxy form included with this Proxy Statement and return the form in the envelope provided.

         Any shareholder who has given a Proxy, by telephone, over the Internet or in written form, has the right to revoke it at any time prior to its exercise by submitting a subsequent telephone or electronic vote, or a written notice of revocation or a later-dated Proxy, or by attending the Meeting and voting his or her shares in person.

         The Trust believes that the procedures for authorizing the execution of a Proxy by telephone or over the Internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

         In some cases, proxy solicitation materials may be included in one package for more than one account with the same tax I.D. number and address of record.

         FDISG and its agents will assist with the mailing and tabulation effort and may also solicit Proxies by contacting shareholders by telephone. All the costs of the solicitation will be borne by the Fund. The Fund's cost for FDISG to assist with inquiries and make calls to solicit proxies is not expected to exceed $25,000. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund. Representatives of State Street Research Service Center and other representatives of the Trust may also solicit proxies.

         Questions about the proposals should be directed to State Street Research Service Center at 1-800-562-0032, One Financial Center, Boston, Massachusetts 02111. Upon request, State Street Research Service Center also will provide the most recent annual report and any semiannual report succeeding that annual report, if any, for the Fund without charge.

         Listed below are the persons and entities who were the record or beneficial owners of 5% or more of any class of shares of the Fund as of April 30, 2000. Such owners may disclaim beneficial ownership of all or part of the shares listed for them.

                                                                   Amount and Nature of
                   Name and Address                                of Beneficial Ownership
Class              of Beneficial Owner                                (number of shares)            % of Class
---------          -------------------                             ------------------------         ----------
C                  Merrill Lynch, Pierce, Fenner & Smith Inc.            178,027                      12.5%
                   (for the sole benefit of its customers)
                   4800 Deer Lake Drive
                   Jacksonville, FL 32246-6484

C                  State Street Bank and Trust Company                    507,597                      25.3%
                   Trustee for the Billy Graham Evangelist
                    Association 1994 Pension Plan
                   P.O. Box 351
                   Boston, MA 02101

C                  Chase Manhattan Bank N.A.                              1,278,113                    63.8%
                   Trustee, Pension Plans in the
                    MetLife Savings Plan Program Trust
                   Four New York Plaza
                   New York, NY 10004

         Listed below are the amounts of the Fund's shares owned by the Trustees, and by the Trustees and principal officers, as a group, as of April 30, 2000.

                                                                   Amount and Nature of
                      Name of                                      Beneficial Ownership
Class              Officer/Trustee                                  (number of shares)               % of Class
---------          ---------------                                 --------------------             ------------
A                  Dean O. Morton(a)                                      212,755                   less than 1%

A                  Michael S. Scott Morton(a)                              40,071                   less than 1%

                   Trustees and Principal Officers as a Group             252,826                   less than 1%

-----------------
(a) May include shares held by family members as to which the individual may disclaim beneficial ownership.

         State Street Research & Management Company (the "Investment Manager") serves as investment manager of the Fund and State Street Research Investment Services, Inc. (the "Distributor") serves as distributor of the Fund. The Investment Manager and the Distributor are located at One Financial Center, Boston, Massachusetts 02111 and are indirect, wholly-owned subsidiaries of Metropolitan Life Insurance Company ("Metropolitan"). Metropolitan and its affiliated entities have indicated that with respect to shares of the Fund for which they have voting authority, they intend to vote for and against each proposal in the same relative proportion as do the other shareholders of the Fund who cast votes at the Meeting.

                                   PROPOSAL 1
                AMENDMENT OF CURRENT RULE 12B-1 DISTRIBUTION PLAN
                   WITH RESPECT TO CLASS A SHARES OF THE FUND

         This proposal would amend the Fund's plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The proposal, if adopted, would permit the Fund to pay fees under the Plan which are higher than the amount currently permitted but no higher than 40 basis points (0.40 of 1% or .0040) of the average daily net asset value of Class A shares of the Fund. The Plan currently permits annual fees of up to 25 basis points (0.25 of 1% or .0025) of the average daily net asset value represented by Class A shares. Shareholders are being asked to provide the Trustees with the flexibility to authorize up to an additional 15 basis points to utilize as appropriate because of future circumstances. Of the additional 15 basis points being proposed, only 5 basis points (0.05 of 1% or .0005) will be imposed immediately, and any use of the remaining 10 basis points will be subject to further Trustee action. In addition, if the proposal is adopted, eligible expenses incurred in connection with sales of Class A shares would be deemed reimbursable in subsequent years. Generally, the Plan is currently construed to limit reimbursement for expenditures incurred in any prior year. There is no change being proposed in the level of Rule 12b-1 fees to be paid by Class B or Class B(1) shareholders. However, Class B and Class B(1) shareholders are entitled to vote as separate classes because their shares will convert to Class A shares if they are held for certain periods of time.

         Consistent with a widespread practice in the mutual fund industry, Class A shares of the Fund are sold subject to a one-time front-end sales charge (generally about 5.75% of the amount of the sale in the case of a sale of up to $50,000), which is paid by the investor. The financial intermediary responsible for the sale receives a commission and usually also receives an annual service fee in an amount equal to a percentage of the customer's assets remaining in the Fund on an ongoing basis. Currently, the Fund pays service fees in the amount of 25 basis points of the average daily net asset value of Class A shares. The Distributor has advised the Trustees that the amount of the current payments with respect to Class A shares of the Fund are becoming uncompetitive. The heightened competition for the sale of shares by mutual funds has resulted in increased costs of distribution.

         Under the Plan, the Fund is not well-positioned to respond to these developments in the costs of selling shares and servicing shareholders. The Distributor's expenditures incurred in connection with the distribution and marketing of Class A shares and the servicing of Class A shareholder accounts has exceeded the amounts paid to the Distributor under the Plan with respect to the Class A shares. Any further increases in the cost of distribution would continue to widen this shortfall. Many comparable mutual funds currently have the flexibility in their Rule 12b-1 plans to meet these increasing costs. The Distributor and Trustees believe that the Fund and its shareholders will be disadvantaged if the Trustees are not afforded similar flexibility to respond to marketplace developments.

         Accordingly, the Distributor has asked the Trustees to increase the limit on the amount payable by the Fund under its Plan. The current 25 basis point fee would be increased to an amount established by the Trustees for the Fund, but in no event will the fee be greater than 40 basis points of the average daily value of net assets attributable to Class A shares of the Fund.

The Trustees have approved the implementation of the increase only as necessary to meet increased expenses.

         The amount of fees and expenses the Fund actually has paid under its Plan during its most recent fiscal year, both in the aggregate and as a percentage of the Fund's average daily net asset value, as well as the amount of fees and expenses that the Fund would have paid if the proposed amendment to the Plan had been in effect for the last fiscal year, are shown below. All payments have been, or would be, made to the Distributor.

For the fiscal year ended March 31, 2000.

Annual Fund Operating Expenses
------------------------------
(as a percentage of average net assets)

                                    Class A                      Class B(1)                      Class B
                              ---------------------         --------------------           ----------------------
                              Actual                        Actual                         Actual
                              2000     Pro Forma            2000       Pro Forma           2000       Pro Forma
                              ------   ---------            ------     ---------           ------     ---------
                                                                       No change                      No change
Management fee                0.74        0.74              0.74       from actual         0.74       from actual
Service/distribution
(12b-1) fees                  0.25        0.40              1.00                           1.00
Other expenses                0.31        0.31              0.31                           0.31
                              ----        ----              ----                           ----
Total annual fund
operating expenses*           1.30        1.45              2.05                           2.05
                              ====        ====              ====                           ====
* Because some of the fund's expenses have been reduced through expense offset arrangements, actual total operating expenses for the prior year would have been:

                              1.29        1.44              2.04                           2.04
                              ====        ====              ====                           ====

      The aggregate amount of the 12b-1 fee for Class A shares during the fiscal year ended March 31, 2000 was $755,327. Had the proposed 12b-1 fee been in effect during the fiscal year ended March 31, 2000, the 12b-1 fee would have been $1,208,523.

      The Example below assumes that you invested $10,000 over the years indicated, reinvested all distributions, earned a hypothetical 5% annual return and paid the maximum applicable sales charges. For Class B shares and Class B(1) shares, the Example also assumes the automatic conversion to Class A shares after eight years. Where two numbers are shown separated by a slash, the first number assumes you sold all your shares at the end of the period, while the second assumes that you continued to hold your shares of the Fund. Where there is only one number, the expenses would be the same either way.

Example

                         Class A                        Class B(1)                      Class B
                   -----------------------      --------------------------      --------------------------

                   Actual                          Actual                         Actual
                   2000        Pro Forma           2000        Pro Forma          2000          Pro Forma
                   ------      ---------           ------      ---------          ------        ---------

1                  $  700       $  714            $708/$208    No change          $708/$208     No change
                                                               from actual                      from actual
3                  $  963       $1,007            $943/$643                       $943/$643
5                  $1,247       $1,322          $1,303/$1,103                   $1,303/$1,103
10                 $2,053       $2,210              $2,187     $2,226               $2,187      $2,226

         The Plan currently permits the Fund to reimburse the Distributor for, among other things, payments to broker-dealers and others who sell Class A shares, as well as direct out-of-pocket expenditures incurred by the Distributor. The provisions of the Plan have been applied in a manner which limits the amount of such reimbursement in any one year to the amount of fees generated by the Plan during the year. If the fees in any one year are insufficient to meet the reimbursable expenses incurred by the Distributor, the Distributor must pay those expenses using its own resources. The Distributor believes that this type of restriction is now uncommon. The Distributor believes that it is fundamentally fair to allow it to recover its expenses in subsequent periods, and this approach would be taken if the proposed amendment is adopted.

         The Fund's 12b-1 fees will continue to comply with limits imposed by the National Association of Securities Dealers, Inc. which are designed to ensure that Rule 12b-1 fees, in combination with front-end loads and deferred loads, do not exceed the economic equivalent of the regulatory limits on front-end fees standing alone.

         Trustees Consideration and Recommendation. The Trustees of the Trust have unanimously approved the proposed amendment to the Plan.

         In connection with their review, the Trustees were advised by the Distributor that retention and growth of the Fund's assets are crucial to the Fund's long-term success and that the current pricing structure of the Class A shares could leave the Fund at a competitive disadvantage if the Fund is unable to respond to changing market conditions. The Trustees considered numerous factors, including:

         o The increasingly difficult competitive environment for sales of mutual fund shares;

         o The investment benefits to the Fund of positive cash flow and greater assets, such as access to investment opportunities, and the ability to trade portfolio securities more efficiently;

         o The need to pay financial advisers, broker-dealers and others for distribution and service-related activities at competitive levels to maintain the scope and quality of services expected by shareholders and to ensure continued access to distribution channels;

         o The need for open-end mutual funds, such as the Fund, to generate at least enough sales of fund shares to offset typical amounts of redemptions, and thus allow the Investment Manager to manage Fund assets without being forced to sell securities to honor redemptions;

         o The increase in 12b-1 expenses paid by the Fund in connection with Class A shares; and

         o The current and pro forma expense ratios applicable to Class A shares as compared with the expense ratios of comparable funds with which the Fund competes.

         The Trustees also recognized and considered that possible benefits may be realized by the Distributor and the Investment Manager as a result of the adoption of the amendments to the Plan. As noted above, one effect of the proposed change would be to enable the Distributor to recover certain types of expenses that it currently is funding from its own resources. Another effect could be increases in the investment management fees payable to the Investment Manager by the Fund (which are calculated as a percent of net assets) if Fund assets grow as a result of the amendments to the Plan.

         If approved, the Plan, as amended, will continue in effect for up to one year from the date of approval, and then from year to year so long as it is approved by a majority of the Board of Trustees, including a majority of the Independent Trustees of the Board. The Plan may be terminated at any time by the Board, or the Class A shareholders, of the Fund and will terminate automatically if it is assigned. The Plan may not be amended to increase materially the amount of the fee payable under the Plan unless the increase is approved by the Class A, Class B and Class B(1) shareholders, voting separately, of the Fund.

         The Plan relating to Class A shares was adopted as of June 1, 1993, and has not been materially amended since then.

         If the proposal is not approved by the Class A shareholders of the Fund, the Trustees will reevaluate the matter and consider alternatives. If the proposal is approved by Class A shareholders but not by Class B(1) or Class B shareholders, the Fund may elect to establish a new class which provides the Class B(1) or Class B shareholders with substantially the same terms as the current Class A.

         The Trustees of the Trust recommend that you vote FOR Proposal 1.

                                   PROPOSAL 2
               TO AMEND THE FUND'S FUNDAMENTAL POLICIES REGARDING
                         DIVERSIFICATION OF INVESTMENTS

         The Fund currently has a fundamental policy that limits the amount the Fund may invest in any one issuer. The primary purpose of this proposal is to change those limitations and enable the Fund to take advantage of opportunities to invest a greater percentage of Fund assets in other mutual funds.

         The current policy limits the Fund's investments in other investment companies. The policy treats interests in other investment companies in the same manner as the securities of any other type of company. However, investments in other investment companies can provide unique advantages. Investments in other investment companies may help the Fund achieve greater diversification that it could achieve by investing in other types of securities. For example, if the Fund wanted to invest a small portion of its assets in small capitalization growth stocks but could only invest directly in a limited number of stocks, it could invest in one or more mutual funds that focus on such stocks and have greater diversification.

         The 1940 Act has provisions governing the amount of assets that one mutual fund may invest in another mutual fund. In addition, certain State Street Research funds, including the Fund, have applied to the Securities and Exchange Commission (the "SEC") for an order exempting them from various limitations in the 1940 Act that relate to investments by one mutual fund in shares of other mutual funds. However, under certain circumstances, the Fund's current policy is more restrictive than the limitations in the 1940 Act and would be more restrictive than the limitations in an SEC order granted in response to the State Street Research funds' request for exemption. The proposed policy would allow the Fund to take advantage of the flexibility currently permitted under the 1940 Act or permitted under the requested SEC exemptive order. Under the proposed policy, shares of other investment companies will be excluded from the current percentage limitations.

         Presently, the Fund allocates assets across a number of equity and fixed income investment sectors, such as large-cap growth stocks and government bonds. If the proposal is approved, the Fund anticipates making investments in varying amounts in affiliated State Street Research Funds as a means of investing in different sectors.

         In addition, the current policy describes certain U.S. Government securities which are also excluded from the percentage limits. The proposed policy describes the excludable U.S. Government securities in more general terms, by allowing for any U.S. Government securities as defined under the 1940 Act and interpreted by the SEC. Under the proposed policy, the Fund would have greater flexibility to invest in new forms of U.S. Government securities that may become available in the future.

         The fundamental policy of the Fund regarding diversification of investments currently reads as follows:

         "not to purchase the securities of any issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer; or cause more than 10% of the voting securities of such issuer to be held by the Fund."

         The policy on diversification, if this proposal is adopted, would read as follows:

         It would be the policy of the Fund:

         "not to purchase a security of any one issuer (other than securities of other investment companies, and U.S. Government securities as defined under the Investment Company Act of 1940, as amended, and as interpreted from time to time by the Securities and Exchange Commission) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund."

         The Trustees believe that the proposed policy revisions are in the best interests of the Fund and its shareholders. The Trustees, including the Trustees who are not interested persons, recommend a vote FOR approval of this proposal. If the proposal is not approved by the shareholders of the Fund, the Fund's present investment policies will remain in effect.


                    OTHER MATTERS TO COME BEFORE THE MEETING

         The Trustees of the Trust do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying Proxy will vote thereon in accordance with their judgment.


                       NO ANNUAL MEETINGS OF SHAREHOLDERS

         There will be no annual or further special meetings of shareholders of the Trust unless required by applicable law or called by the Trustees of the Trust in their discretion.

         Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary, State Street Research Income Trust, One Financial Center, Boston, Massachusetts 02111. Shareholder proposals should be received in a reasonable time before the solicitation is made.

         WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE

UNITED STATES. CERTAIN SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET; PLEASE SEE PAGES 6, 7 AND 8 FOR DETAILS.

__________, 2000
Date of Proxy Statement

                              [FRONT OF PROXY CARD]

                 VOTE BY TELEPHONE, ON THE INTERNET OR BY MAIL


         Vote this proxy card TODAY! Your prompt response will save your Fund the expense of additional mailings.

Option 1: Automated Touch Tone Voting: Call toll-free 1-888-221-0697 Option 2: Telephone Rep. Assisted Voting: Call toll-free 1-877-392-4944 Option 3: Over the Internet at www.ssrfunds.com
Option 4: Return this proxy card using the enclosed envelope.

   Special Meeting of Shareholders--__________ __, 2000 *** CONTROL NUMBER:***

           [arrow] Please detach at perforation before mailing [arrow]

                   STATE STREET RESEARCH GROWTH & INCOME FUND
                 a series of State Street Research Income Trust

         The undersigned hereby appoints Gerard P. Maus, Francis J. McNamara, III and Darman A. Wing, and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the above fund, which the undersigned would be entitled to vote if personally present at the Special Meeting of the Shareholders to be held at the principal offices of the fund, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 4:00 P.M. on __________ __, 2000, or at any adjournments thereof, on the items described on the other side of this form, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated ____________ __,2000, receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.


        IF NOT VOTING BY PHONE OR THE INTERNET, IT IS IMPORTANT THAT THIS PROXY BE SIGNED AND RETURNED IN THE ENCLOSED ENVELOPE.


DATE:___________________________

NOTE: Please date and sign exactly as name or names appear hereon and return in the enclosed envelope, which requires no postage. When signing as attorney, executor, trustee, guardian or officer of a corporation, please give title as such.

------------------------------------------------------------

------------------------------------------------------------
Signature(s) if held jointly (Title(s), if required)

                            CONTINUED ON REVERSE SIDE

------------------------------------------------------------------------------
        PLEASE DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE
------------------------------------------------------------------------------


If a choice is specified for a proposal, this proxy will be voted as indicated. IF NO CHOICE IS SPECIFIED FOR A PROPOSAL, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Trustees recommends a vote FOR each proposal.


1. For Class A, Class B and Class B(1) shareholders, voting separately, of the
   Fund: To amend the current plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, to increase the amount that may be expended for the distribution of Class A Shares.

                                           FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

2. To amend the Fund's fundamental policy regarding diversification of investments.

                                           FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

I PLAN TO ATTEND THE MEETING:              YES [ ]          NO [ ]

                           PLEASE SIGN ON REVERSE SIDE

                              REQUEST TO RECONSIDER
                       PRIOR [ABSTENTION] ["AGAINST" VOTE]

                                     (date)

To Shareholders of the State Street Research Growth & Income Fund:

Recently we solicited your proxy vote on two important proposals. Because you returned a proxy form which indicated that you [abstained from voting] [voted "Against"] on one or both proposals that are still open, we are contacting you again to ask that you reconsider your [abstention] [vote
"Against"] and vote "For" all proposals. The Fund is very close to the requisite vote to approve the proposals and your vote may make a difference. The meeting has been adjourned to allow more time to obtain votes.

The open proposals are proposal(s) [proposal number(s)]. [Proposal 2 would help the Fund achieve its investment objective. If the proposal is approved, the Investment Manager would have more investment flexibility in the future to adapt to changing market environments, and to invest in a broader range of investment vehicles, all in the best interests of shareholders.] [Proposal 1, relating to the Fund's Rule 12b-1 plan, would help to provide the Trustees with greater flexibility to adjust the Fund's Rule 12b-1 fees to accommodate future competitive conditions.] The proposals are described in more detail in the Proxy Statement. Please call 1-800-562-0032 if you need another copy of the Proxy Statement.

Please indicate your vote, sign and return promptly the enclosed Supplemental Proxy form in the special accompanying envelope. Returning your Supplemental Proxy form in the accompanying envelope will expedite processing and does not require any postage from you. (If your return envelope is for Federal Express, call for free pick-up at 1-800-238-5355.)

You may receive a telephone call urging you to return your Supplemental Proxy form. If you have any questions, please contact the State Street Research Service Center toll-free nationwide at 1-800-562-0032 between 8 a.m. and 6 p.m. Boston time.

                                                     Thank you.

                                                     State Street Research
                                                     Service Center

                             SUPPLEMENTAL PROXY FORM

             Special Meeting of Shareholders--____________ __, 2000


The undersigned hereby submits this Supplemental Proxy to make the below indicated changes to the [vote(s)] [abstention(s)] previously submitted by the undersigned in connection with a Special Meeting of Shareholders as described in a related Proxy Statement dated _____________ __, 1999.


THIS SUPPLEMENTAL PROXY WILL SUPERSEDE ANY PRIOR PROXY FORM SUBMITTED.

If a choice is specified for a proposal, this proxy will be voted as indicated. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IF NO CHOICES ARE SPECIFIED FOR ANY PROPOSALS, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Trustees recommends a vote FOR all proposals.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
             IF NOT VOTING BY PHONE OR THE INTERNET, IT IS IMPORTANT
                     THAT THIS PROXY BE SIGNED AND RETURNED
                            IN THE ENCLOSED ENVELOPE.

                          DATE: ___________________________________

                          NOTE: Please date and sign exactly as name or names appear hereon and return in the enclosed envelope, which requires no postage. When signing as attorney, executor, trustee, guardian or officer of a corporation, please give title as such.

                          ----------------------------------------------------

                          ----------------------------------------------------
                          Signature(s) if held jointly (Title(s), if required)

                            CONTINUED ON REVERSE SIDE


1. For Class A, Class B and Class B(1) shareholders, voting separately, of the
   Fund: To amend the current plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, to increase the amount that may be expended for the distribution of Class A Shares.

                                             FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

2. To amend the Fund's fundamental policy regarding diversification of investments.

                                             FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

                                             Yes               No
I PLAN TO ATTEND THE MEETING:                [ ]               [ ]


                           PLEASE SIGN ON REVERSE SIDE

 ------------------------------------------------------------------------------

                          [Custom House tower graphic]
                 State Street Research Online Proxy Vote Center

 ------------------------------------------------------------------------------


Please Enter Control Number from Your Proxy Card: _ _ _ _ _ _ _ _ _ _ _ _ _ _

  Check here / / to vote in favor of all proposals as the Board recommends, then click the VOTE button below.
                                      -OR-
        To vote on each proposal separately, click the VOTE button only.

                                  [VOTE BUTTON]

If you have specific questions on voting or voting procedures, please call 1-877-392-4944 between the hours of 9:00 a.m. and 6:00 p.m. eastern time, Monday through Friday. For questions on a specific proxy proposal, please call a Service Center representative at 1-800-562-0032 between the hours of 8:00 a.m. and 6:00 p.m. eastern time, Monday through Friday.

[GRAPHIC IMAGE OF GENERIC PROXY CARD]

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[LOGO:  State Street Research]

                          Internet Proxy Voting Service
                                Proxy Voting Form
                      State Street Research Capital Trust:
                       State Street Research Capital Fund


THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL.


------------------------------------------------------------------------------

Proposal 1. For Class A, Class B and Class B(1) shareholders, voting separately of the Fund: A proposal to amend the current plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, to increase the amount that may be expended for the distribution of Class A shares.


                                    FOR [  ]     AGAINST [  ]     ABSTAIN [  ]

Proposal 2.       To amend the Fund's fundamental policy regarding
                  diversification of investments.



                                    FOR [  ]     AGAINST [  ]     ABSTAIN [  ]


================================================================================

               Please refer to the proxy statement for a complete
                          discussion of the proposals.

================================================================================

To receive email confirmation, enter your email address here: _____________


                 Press this button to /SUBMIT/ your Proxy Vote.
             Please review your selections carefully before voting.

If you vote more than once on the same proposal, only your last most recent) vote will be considered valid.

                            PROPOSED TELEPHONE SCRIPT
                   STATE STREET RESEARCH GROWTH & INCOME FUND
                         Special Meeting of Shareholders
                               _____________, 2000


THIS IS [NAME OF CALLER] _____________________________ CALLING ON BEHALF OF YOUR STATE STREET RESEARCH STRATEGIC GROWTH & INCOME FUND.

MR./MRS. __________________________ AS OF YET WE HAVE NOT RECEIVED YOUR VOTED PROXY. SINCE A NEW PROXY HAS JUST BEEN MAILED TO YOU, WE ARE HOPING THAT YOU WOULD TAKE THIS OPPORTUNITY TO VOTE YOUR PROXY OVER THE PHONE.

[IF THE SHAREHOLDER WISHES TO VOTE]

GREAT, MR./MRS. __________________.

[IF PROPOSAL 1 IS STILL OPEN.] PROPOSAL NUMBER ONE IS STILL OPEN FOR A VOTE. PROPOSAL NUMBER ONE RELATES TO AMENDING THE RULE 12b-1 PLAN TO INCREASE THE AMOUNT THAT MAY BE EXPENDED FOR THE DISTRIBUTION OF CLASS A SHARES AS DESCRIBED IN THE PROXY STATEMENT. WOULD YOU LIKE TO VOTE TO APPROVE THE AMENDMENT OF THE RULE 12b-1 PLAN, AS DESCRIBED IN THE PROXY STATEMENT?

[IF PROPOSAL 2 IS STILL OPEN.] PROPOSAL NUMBER THREE IS STILL OPEN FOR A VOTE. PROPOSAL NUMBER THREE RELATES TO AMENDING THE FUND'S FUNDAMENTAL POLICY REGARDING THE DIVERSIFICATION OF INVESTMENTS. WOULD YOU LIKE TO VOTE TO AMEND THE FUND'S FUNDAMENTAL POLICIES REGARDING DIVERSIFICATION OF INVESTMENTS, AS DESCRIBED IN THE PROXY STATEMENT?

[IF THE SHAREHOLDER DECLINES TO VOTE]THANK-YOU FOR YOUR TIME AND HAVE A GOOD
DAY.

[BUCKSLIP]

[STATE STREET RESEARCH LOGO]

                       Four easy ways to vote your proxy.
                Choose the method that's most convenient for you
                           and vote your proxy today!


1. Vote by Automated Touch Tone Telephone. If a telephone number appears on the upper left corner of your proxy card, you may vote by telephone.

                         Call Toll-Free: 1-888-221-0697

Enter the control number that appears on the front of your proxy card and follow the voice prompts to record your vote. Telephone voting is available 24 hours a day, 7 days a week. If you have received more than one proxy card, each card has a different control number and must be voted separately. You can vote all of your cards on the same phone call.

2. Vote by Speaking with a Telephone Representative. If a telephone number appears on the upper left corner of your proxy card, you may vote by telephone. A telephone representative will assist you with the voting process. They are available between 9 a.m. and 6 p.m. Monday through Friday eastern time.

                         Call Toll-Free: 1-877-392-4944

3. Vote over the Internet. If a control number appears on the front of your proxy card, you may vote over the Internet. Log on to:

                                www.ssrfunds.com

and click on the proxy voting button. Enter the control number that appears on the front of your proxy card and follow the instructions on the screen. You can vote all cards in the same session.

4. Vote by mail. Sign your proxy card(s) and return them in the enclosed postage-paid envelope. Note: Your proxy is not valid unless it is signed.

Note: If you vote by telephone or Internet, please do not return your proxy card(s).